UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2010

STRYKER CORPORATION

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-9165 (Commission File Number)	38-1239739 (IRS Employer Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan (Address of principal executive offices)		49002 (Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Company's Annual Meeting of Shareholders held on April 27, 2010, the shareholders elected eight directors and ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2010.  The voting results were as follows:

1.	Election of directors:

	Shares
Name	For	Withheld	Broker non-votes
Howard E. Cox, Jr.	301,804,533	4,194,977	41,042,477
Srikant M. Datar, Ph.D.	299,878,446	6,121,064	41,042,477
Donald M. Engelman, Ph.D.	281,499,228	24,500,282	41,042,477
Louise L. Francesconi	295,334,358	10,665,152	41,042,477
Howard L. Lance	299,168,673	6,830,837	41,042,477
Stephen P. MacMillan	297,374,633	8,624,877	41,042,477
William U. Parfet	275,406,768	30,592,742	41,042,477
Ronda E. Stryker	295,786,252	10,213,258	41,042,477

2.	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2010:

Shares
For	Against	Abstain
343,628,672	2,890,106	523,209

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

April 29, 2010                                                 /s/ THOMAS R. WINKEL

Date                                                                Thomas R. Winkel

Vice President and Secretary